                                                                EXHIBIT 23.2


                         CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1997, appearing in Cali Realty Corporation's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ Price Waterhouse LLP
-------------------------
PRICE WATERHOUSE LLP

New York, New York
August 1, 1997